EXHIBIT 99.2

               ROBINSON BROG LEINWAND GREENE GENEVESE & GLUCK P.C.
                           1345 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10105-0143

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                                 (212) 603-8300

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                            TELECOPIER (212) 956-2164

                                December 28, 2000

The Board of Directors of Empire of Carolina, Inc.

         Re: Purchase of Stock and Certain Assets of Apple Sports, Inc., Dorson Sports, Inc. and Apple Golf Shoes, Inc. - Amended Offer
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Gentlemen:

         This Firm represents Dorson Sports Acquisition, Inc., Apple Shoes Acquisition, Inc. and Apple Sports Acquisition, Inc. (collectively, the "Purchaser"). This letter shall serve as Purchaser's amended offer (the "Offer") to acquire (i) all of the outstanding stock (the "Stock") of Dorson Sports, Inc., Apple Shoes, Inc. and Apple Sports, Inc. (collectively, "Apple") from Empire of Carolina, Inc. (the "Seller") and (ii) an assignment, pursuant to
Section 365 of the Bankruptcy Code (11 U.S.C.ss.101 et. seq.), of any and all licenses or similar agreements between Apple and (y) Wilson Sporting Goods, Inc. or (z) Mongoose (collectively, the "Licenses") (the "Stock" and the "Licenses" shall be referred to hereinafter as the "Assets"), all of which shall be free and clear of all liens, claims and encumbrances pursuant to sections 363(b) and
(f) of the Bankruptcy Code. In view of the fact that we have not received a response to our prior offer, we are submitting this amended offer, which supercedes the offer dated December 11, 2000, which is hereby withdrawn.

         Subject to satisfaction of all of the conditions set forth below, Purchaser shall pay the Seller the sum of $2,000,000.00 in excess of the "loan value" (to be defined in the Stock Purchase Agreement) (the "Bank Loan"), less the amount of any down payment (in the aggregate, the "Purchase Price") (the Purchase Price is estimated as of the date hereof, inclusive of all open letters of credit, to total approximately $8,000,000.00) for the Assets in certified funds or other immediately available funds, payable at closing (the "Closing") after entry of an order of the Bankruptcy Court (the "Bankruptcy Court") in charge of the Chapter 11 proceedings of the Seller (the "Approval Order") authorizing and directing Seller to perform all of its obligations under the Agreement (as defined herein).

         Upon satisfaction of all of the conditions (1), (2), (4) and (5) set forth below, as determined by Purchaser in its sole discretion, the Purchaser shall forward to Seller's counsel a check in the amount of $150,000.00, representing a refundable down payment ("Down Payment") for the Assets. Such Down Payment shall be refunded to Purchaser upon the earlier of (i) the Bankruptcy Court's failure enter the Approval Order, (ii) the failure of any of the conditions set forth below or (iii) January 19, 2000. Purchaser shall obtain an order of the Bankruptcy Court scheduling a hearing for approval of the sale of the Assets (the "Scheduling Order") within two (2) business days of the satisfaction of condition (1) set forth below. This offer for the Assets requires that the Closing of the sale of the Assets shall take place no later than January 19, 2001 or the Offer shall be deemed void.

         Closing of the Asset Sale shall be subject to satisfaction of the following conditions:

         (1) acceptance of the Offer to acquire the Assets by the Board of Directors of Seller and return of an executed copy of this Offer by the Board;

         (2) acceptance of the Offer by the Bank holding the Bank Loan and return of an executed copy of this Offer by the Bank;

         (3) execution of a mutually satisfactory Stock Purchase Agreement;

         (4) receipt by Purchaser of a financing commitment from a commercial lender, on terms satisfactory to Purchaser, in an amount of no less than $10,000,000;

         (5) entry of the Scheduling Order by the Bankruptcy Court providing for, inter alia:

                  (A) that Purchaser's obligation to pay Seller a refundable $150,000 deposit shall be subject to satisfaction of conditions (1), (2) and (4) set forth herein;

                  (B) that Purchaser's obligations to close the Asset Sale shall be subject to satisfaction of all of the conditions set forth herein, as determined by Purchaser in its sole discretion;

                  (C) that in the event the refundable deposit referred to above is paid to Seller prior to the Sale Hearing, the initial higher or better offer for the Assets shall be in an amount of no less than $150,000 and additional bids shall be in increments of no less than $25,000; and

                  (D) that, in the event the refundable deposit referred to above is paid to Seller prior to the Sale Hearing and Purchaser is not the successful purchaser of the Assets at the Sale Hearing, then, from the proceeds of the sale, and before any payments are made from the sale proceeds to any other creditors or interest parties, Purchaser shall receive repayment of the Down Payment together with the sum of $150,000 as and for a "break-up" fee.

         (6) entry of an order authorizing and directing the Seller to consummate the Agreement on or before January 19, 2001, in form and substance satisfactory to Purchaser, providing, inter alia:

                  (A) for approval of all of the terms and conditions set forth in the Agreement;

                  (B) that the sale of the Assets shall be free and clear of any and all liens, claims and encumbrances pursuant to section 363(b) and (f) of the Bankruptcy Code;

                  (C) that the obligations of Seller with respect to the Bank Loan shall be released upon payment of the Purchase Price and any and all guaranties or other evidence of indebtedness on the Bank Loan with respect to Apple shall be deemed satisfied and released;

                  (D) that the Licenses have been assigned to Purchaser pursuant to section 365(b) of the Bankruptcy Court and that any approvals of the licensor have been obtained, and any and all defaults under the Licenses that have been cured through and including the date of Closing;

                  (E) that Purchaser is a "good faith" purchaser and entitled to the protections of section 363(m) of the Bankruptcy Code; and

                  (F) that Seller has complied with all applicable provisions of the United States Bankruptcy Code and all of the local rules of the Bankruptcy Court and shall contain a finding that all creditors and parties in interests and parties that have an interest in the Assets have been notified of the sale and have an opportunity to file objections thereto.

         (7) consummation of the Asset Sale no later than January 19, 2001.

         In the event the foregoing terms are acceptable to the Seller's Board of Directors and the Bank, please have each countersign this Offer in the space provided below and return a fully executed copy to the undersigned. Upon receipt, we will forward to you a draft Agreement for your review.

                                           Very truly yours,

                                           ROBINSON BROG LEINWAND GREENE
                                           GENOVESE & GLUCK P.C.

                                           By:  /s/ Robert R. Leinwand
                                                ----------------------
                                                  Robert R. Leinwand


Accepted and agreed to sale of the Assets pursuant to the terms of the Offer subject to approval of the Agreement by the Bankruptcy Court.

EMPIRE OF CAROLINA, INC., by its Board of Directors

By:
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       Name:
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       Title:
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The undersigned consents to the acquisition of the Assets by Purchaser pursuant to the terms and conditions of the Offer.

                                            , for
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and on behalf of the Bank

By:
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       Name:
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       Title:
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